RESONATE BLENDS


WONDER

This is the finest cannabis experience I have ever had.

~ ***Koan Cordial Consumer***

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, among others, statements we make regarding: guidance relating to net income; anticipated customer onboardings; and expected operating results, such as revenue growth and earnings. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this release and matters set out in the Company's SEC filings. These risks and uncertainties could cause the Company's actual results to differ materially from those indicated in the forward-looking statements.


KOAN
PLAY

RESONATE BLENDS

Demystifying Cannabis

We believe in helping the world experience a better emotional connection to life.



Mastering the Art of Experience™

- Benefits of botanical compounds and cannabis
- Effective, reliable formulas
- Blends to support a healthy lifestyle.



“Value-added brands are the future of cannabis.”

~ Geoff Selzer
CEO, Resonate Blends


KOAN®
The Active Ingredient is You.®
Products designed to support a wellness lifestyle

Koan Cordials

We developed a brand new product category which is designed to maximize the benefits of cannabis while removing the negatives.

- Unique category, single dose, healthful
- Water-soluble, quick onset like a tincture
- Long lasting like an edible
- Reliable, precise and consistent experience
- Well-designed, and easy to use
- Sip directly or use as alcohol free mixer
- Patent pending design

Small bottles, big feelings.


KOAN
KO
AN
PLAY
3 CANNABIS-INFUSED
SINGLE DOSE CORDIALS
HIGH THC
LOW CBD
CA
30 ml / 1.014 fl oz
PLAY
PLAY

Sales Strategy

- Experienced statewide sales team, Good People
- Direct sales to select retail and online outlets
- Implementing digital native strategy - D2C
- Specialized marketing and sales partnerships

SERRA

Vapor Room
SAN FRANCISCO

Nuggclub

MARIN ALLIANCE CBC

Sales Progress

- Launch to retail channels
- 60 dispensaries have requested and received samples
- Reliable state-wide distribution in place
- Reps processing product orders

Marketing Support

- Hearts & Minds Professional SEO
- BPCM - Consumer, Lifestyle PR
- Programmatic advertising, Stackadapt
- Way To Blue, Social Media strategy and implementation
- Budtender training mobile application
- Developing cannabis confidence course
- Trade shows, promotional events and partners

Solid Foundation for Rapid Product Expansion

Extraordinary Experiences,
Unparalleled Design.


KOAN
CALM
KOAN
WONDER
KOAN
BALANCE
KOAN
PLAY
KOAN
CANNABIS-INFUSED
SINGLE DOSE CORDIAL
WONDER
KOAN
CREATE
SENSE
WONDER
SOAR
KO
AN

The Resonate System

An Infinite Spectrum of Experiences


Spirit
Body
Mind
More THC
Less THC
Wonder
Sleep
Delight
Heal
Calm
Love
Connect
Play
Journey
Balance
Focus
Create
Sedate
Neutral
Stimulate

Available Now


KOAN
CALM
3 CANNABIS-INFUSED SINGLE DOSE CORDIALS
HIGH CBD LOW THC
CA
KOAN
WONDER
3 CANNABIS-INFUSED SINGLE DOSE CORDIALS
HIGH THC LOW CBD
CA
KOAN
DELIGHT
3 CANNABIS-INFUSED SINGLE DOSE CORDIALS
HIGH THC MED CBD
CA
KOAN
BALANCE
3 CANNABIS-INFUSED SINGLE DOSE CORDIALS
HIGH CBD LOW THC
CA
KOAN
CREATE
3 CANNABIS-INFUSED SINGLE DOSE CORDIALS
MED THC MED CBD
CA
KOAN
PLAY
3 CANNABIS-INFUSED SINGLE DOSE CORDIALS
HIGH THC LOW CBD
CA

CALM

Made with exacting attention to ease you into a gentle sense of well-being.

WONDER

Carefully crafted to create a feeling of childlike awe about the world.

DELIGHT

Designed with a light touch to give a feeling of enchantment.

BALANCE

Delicately blended to create a feeling of fulfilling harmony between mind, body, and spirit.

CREATE

Formulated to untether the feeling of imagination and connect you to your muse.

PLAY

Created to unleash the feeling of uninhibited joy to immerse yourself in the moment.

Our initial Cordials launch is just the beginning.

- Love product in dev
- Sleep product in dev
- Multi-dose products in dev



KOAN
LOVE
3 CANNABIS-INFUSED SINGLE DOSE CORDIALS
HIGH THC MED CBD
CA
30 ml / 1.014 fl oz
KOAN
SLEEP
SLEEP
SLEEP


WONDER

Product development & technology

1. Entourage Effect targeting by experience.
2. Conversion of experience formulations
3. Beta testing / consumer feedback.

VERTOSA

The GALLEY

People like us. They really, really like us.

Balance formulation rated 90% for positive overall enjoyment.



7%
3%
Balance
90%
Yes
No
Other

I was surprised at how spot on this cordial was. I really felt relaxed, but not sleepy…I really liked this one.

~ Calm Cordial Consumer

I mean how did you get to that feeling of wanting to have fun!?!? Quite literally PLAY.

~ Play Cordial Consumer

It was just super lovely as it came on…Like a flower blossoming…

~ Koan Cordial Consumer



Market opportunity

- Global wellness - $4.5 trillion in 2018.
  Source
- CA forecast forecasted $5.0 billion by 2022.
  Source
- US forecasted to be $41.5 billion by 2025
  Source
- Cannabis sales in California far exceeded forecasts and continue to grow.

Resonate Business Partners

Resonate enjoys the support of these respected business partners

CLARK HOWELL LLP

ANTHONY L.G., PLLC
A CORPORATE LAW FIRM

HYBRID FINANCIAL

MZ

Green Growth CPAs

Aura IP Law

Boustead Securities


CALM


PLAY
WONDER



Intellectual Property

- Resonate Blends has a number of Registered Trademarks and has filed for others.
- We have filed a provisional patent on our formulas and product development process.
- We have filed design trademarks on our unique packaging.

Capital Raise Initiatives

Boustead Securities

- Private Placement Offering through Equity
- Previously raised over $3.3 million with Boustead Securities
- Boustead to assist with possible M&A transactions
- Strong capital structure management


Boustead Securities
INTERNET MARKETING ASSOCIATION
IMPACT
AWARDS
2020
WINNER
BOUSTEAD SECURITIES
'INVESTMENT BANK OF THE YEAR'



Geoffrey Selzer Chief Executive Officer



Pam Kerwin Chief Operating Officer



David Thielen Chief Investment Officer



Henry Steingieser Creative Director



Skyler Quisenberry Head of Product



Sian Seligman Head of Marketing



Gaynell Rogers Advisor

Gaynell Rogers is a cannabis strategic consultant.



Colleen Quinn Advisor

Colleen Quinn specializes in cannabis research, formulations and education.



Bert Richards Advisor

Bert Richards is responsible for investment strategies and Mergers & Acquisition guidance.


CALM

Thank You!

For all the latest developments follow us on social:

Instagram: @koan.life | Facebook/koan | Twitter: @koansocial

ResonateBlends.com | *Koan.life*